SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2010

RC2 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22635	36-4088307
(Commission File Number)	(I.R.S. Employer I.D. Number)

1111 West 22nd Street Suite 320 Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)

630-573-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01   Other Events

On March 23, 2010, RC2 Corporation (the "Company") filed a Proxy Statement (the "Proxy Statement") for its 2010 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 6, 2010.  The Company is providing additional information with respect to the proposed amendment to the RC2 Corporation 2005 Stock Incentive Plan (as proposed to be amended, the "2005 Stock Incentive Plan"), which stockholders are requested to approve at the Annual Meeting.

Revised Change of Control Definition.  On April 29, 2010, the Company's Board of Directors approved an amendment to the definition of a "change of control" in Section 13.2 of the 2005 Stock Incentive Plan so that a change of control would occur upon the consummation rather than the approval by stockholders of certain transactions.  Section 13.2 of the Stock Incentive Plan, as amended, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Burn Rate Commitment.  In place of the burn rate guideline described on page 40 of the Proxy Statement, the Company has adopted a burn rate commitment.  The Company commits that its average annual burn rate for the three years ending December 31, 2012 will not exceed 3.2%.  Burn rate is defined as the total shares underlying all stock-settled awards granted under the 2005 Stock Incentive Plan during the period divided by the weighted average common shares outstanding for the period.  Grants of restricted stock and restricted stock units ("full value awards") will be multiplied by 1.5 for purposes of determining burn rate.  Performance-based awards will be included in burn rate during the year in which the Compensation Committee determines whether the applicable performance goals have been achieved and the number of shares earned.

Additional Information.  The Company is disclosing additional information through March 31, 2010 with respect to its outstanding equity awards.

At March 31, 2010, the Company has three stock incentive plans, consisting of the 2005 Stock Incentive Plan and two older plans which are dormant.

A summary of stock option and stock-settled stock appreciation right (SAR) activity for the Company's stock incentive plans for the three months ended March 31, 2010, is as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value (000)
Outstanding, beginning of year	2,534,005	$14.76
Changes during the period:
Granted	133,276	14.90
Exercised	75,833	6.09
Expired	400	20.23
Outstanding, end of period	2,591,048	$15.02	6.9	$11,862

A summary of restricted stock awards for the Company’s stock incentive plans for the three months ended March 31, 2010, is as follows:

	Number of Shares	Weighted Average Fair Value	Weighted Average Remaining Contractual Life
Unvested restricted stock awards, beginning of year	91,236	$14.44
Changes during the period:
Vested	10,000	14.75
Unvested restricted stock awards, end of period	81,236	$14.41	1.7

As of March 31, 2010, 21,448,224 shares of the Company's common stock were outstanding.  As of March 31, 2010, 145,123 shares of the Company's common stock remain available for future grants under the 2005 Stock Incentive Plan, none of which shares may be issued as full value awards.  As disclosed on page 23 of the Proxy Statement, the Company expects to grant stock awards in 2010 under the 2005 Stock Incentive Plan covering a total of approximately 540,268 shares, of which the Company had granted awards covering 133,276 shares through March 31, 2010.  The 145,123 shares that remain available under the 2005 Stock Incentive Plan as of March 31, 2010, are not sufficient for the remaining balance of awards covering approximately 406,992 shares that the Company expects to issue in 2010.

As of March 31, 2010, there were 2,591,048 stock options outstanding with a weighted average exercise price of $15.02 per share and a weighted average remaining life of 6.9 years.  The following table sets forth additional information regarding stock options outstanding as of March 31, 2010:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Years of Contractual Life
Outstanding in excess of six years and continuously in-the-money since vest date	81,449	$1.54	0.4
Outstanding in excess of six years and in-the-money at least 75% of the period since vest date	176,000	$7.94	1.6
Outstanding in excess of six years and not in-the-money at least 75% of the period since vest date	281,672	$19.90	3.5
Outstanding less than six years	2,051,927	$15.49	8.1
Totals	2,591,048	$15.02	6.9

As of March 31, 2010, stock options to purchase a total of 380,446 shares granted under the Company's stock incentive plans were outstanding with respect to grants made prior to December 31, 2003.  The following table provides additional information regarding those stock options:

Grant Date	Number of Options	Vesting Dates (1)	Expiration Date	Exercise price
August 31, 2000	71,449	August 31, 2001 August 31, 2002 August 31, 2003 August 31, 2004 August 31, 2005	August 31, 2010	$1.5625
November 1, 2000	10,000	November 1, 2001 November 1, 2002 November 1, 2003 November 1, 2004 November 1, 2005	November 1, 2010	$1.41
October 30, 2001	176,000	October 30, 2002 October 30, 2003 October 30, 2004 October 30, 2005 October 30, 2006	October 30, 2011	$7.94
February 25, 2003	103,347	February 25, 2004 February 25, 2005 February 25, 2006 February 25, 2007 February 25, 2008	February 25, 2013	$13.39
March 4, 2003	1,400	March 4, 2004 March 4, 2005 March 4, 2006 March 4, 2007 March 4, 2008	March 4, 2013	$14.05
March 25, 2003	18,750	March 25, 2004 March 25, 2005 March 25, 2006 March 25, 2007 March 25, 2008	March 25, 2013	$15.10

(1)   All option grants reflected in the table had an original vesting schedule of 20% on each of the first five anniversaries of the date of grant.

To illustrate the intrinsic value of the stock options detailed in the preceding table during the period after vesting, the NASDAQ closing price of the Company's common stock for the last trading day of each fiscal year, beginning with the fiscal year in which the first option granted above vested, was as follows:

Date	NASDAQ Closing Price
December 31, 2001	$12.30
December 31, 2002	$13.65
December 31, 2003	$20.83
December 31, 2004	$32.60
December 30, 2005	$35.52
December 29, 2006	$44.00
December 31, 2007	$28.07
December 31, 2008	$10.67
December 31, 2009	$14.75

The Company's return on equity for the three years ended December 31, 2009 was negatively impacted by the recognition of a non-cash impairment of goodwill and other intangible assets of $215.8 million, net of tax, in the year ended December 31, 2008.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

The following exhibit is filed herewith:

Exhibit 99.1 – Section 13.2 of  the RC2 Corporation 2005 Stock Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RC2 Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC2 CORPORATION
Date:  April 29, 2010
BY  /s/ Peter A. Nicholson
Peter A. Nicholson,
Chief Financial Officer